As filed with the Securities and Exchange Commission on March 19, 1999
                              Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933



                            The ServiceMaster Company
             (Exact name of registrant as specified in its charter)


                 Delaware                         36-3858106
   (State or other jurisdiction of           (I.R.S. Employer
    incorporation or organization)            Identification Number)



                              One ServiceMaster Way
                       Downers Grove, Illinois 60515-1700
                                 (630) 271-1300
          (Address and telephone number of principal executive offices)



         Options Assumed by The ServiceMaster Company Originally Granted
                      Under the LandCare USA, Inc.
                        1998 Long-Term Incentive Plan and
                     1998 Non-Employee Directors' Stock Plan

                                Vernon T. Squires
                    Senior Vice President and General Counsel
                            The ServiceMaster Company
            One ServiceMaster Way, Downers Grove, Illinois 60515-1700
                                 (630) 271-1300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)



                                    Copy to:
                               Robert H. Kinderman
                                Kirkland & Ellis
                             200 East Randolph Drive
                          Chicago, Illinois 60601-6636
                                 (312) 861-2000



                         CALCULATION OF REGISTRATION FEE
------------------------- --------------- ----------------------------- ------------------------- ------------------
                                                                            Proposed maximum          Amount of
 Title of securities to    Amount to be    Proposed maximum offering       aggregate offering     registration fee
     be registered          registered          price per share                price (1)                 (1)
------------------------- --------------- ----------------------------- ------------------------- ------------------
------------------------- --------------- ----------------------------- ------------------------- ------------------
Common Stock, par value
$0.01 per share, and
related preferred stock
purchase rights
------------------------- --------------- ----------------------------- ------------------------- ------------------
------------------------- --------------- ----------------------------- ------------------------- ------------------
- 1998 Long-Term            1,270,665             $6.00-$11.00               $10,038,253.50              --
Incentive Option              shares
------------------------- --------------- ----------------------------- ------------------------- ------------------
------------------------- --------------- ----------------------------- ------------------------- ------------------
- 1998 Non-Employee       22,000 shares              $8.00                    $176,000.00                --
Directors' Stock Plan
------------------------- --------------- ----------------------------- ------------------------- ------------------
------------------------- --------------- ----------------------------- ------------------------- ------------------
TOTAL                       1,292,665                  -                     $10,214,253.50           $2,839.56
                              shares
------------------------- --------------- ----------------------------- ------------------------- ------------------
(1)      Estimated  solely  for the  purpose  of  calculating  the amount of the registration fee. The maximum  aggregate  offering price and the amount of the  registration  fee have been  computed in  accordance  with Rule
         457(h) based upon the weighted  average  price at which issued  options may  be  exercised.  The  Registrant  does  not  intend  to  issue  any additional options under either of the above mentioned plans.

     The shares of Common Stock registered hereunder are issuable in connection with stock options assumed by the Registrant pursuant to that certain Plan of Reorganization and Agreement and Plan of Merger by and among the Registrant, a wholly-owned subsidiary of the Registrant and LandCare, USA Inc. ("LandCare"), dated November 1, 1998. These options were originally granted to employees of LandCare under its 1998 Long-Term Incentive Plan and 1998 Non-Employee Directors' Stock Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                  Pursuant to Rule 416 under the Securities Act, this Registration Statement shall be deemed to cover any additional shares offered under the above mentioned plans in order to reflect stock splits, stock dividends, mergers and other capital changes.

Item 3.  Incorporation of Certain Documents by Reference

                  The following documents filed by The ServiceMaster Company (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement (File No 1-14762):

         1. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, including all material incorporated by reference therein.

         2. The Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, including all material incorporated by reference therein.

         3. The Company's Current Report on Form 8-K filed on February 26, 1998 (three filings), February 27, 1998, April 21, 1998, January 6, 1999, February 2, 1999, March 16, 1999 and March 18, 1999.

         4. The description of the Common Stock contained in the Company's Registration Statement on Form 8-A.

          All other reports and documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities and Exchange Act, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered under this Registration Statement have been sold or which deregisters all securities then remaining unsold hereunder, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

                  Not applicable.

Item 5.  Interests of Named Experts and Counsel

                  Not applicable.

Item 6. Indemnification of Directors and Officers


        The ServiceMaster Company (the "Company") is incorporated under the laws of the State of Delaware. Section 145 of the DGCL, inter alia ("Section 145") provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director has actually and reasonably incurred.

         Article Ten of the Restated Certificate ("Article Ten") provides that no person shall have any liability of any kind by reason of a Relevant Loss (defined below) caused in whole or in part by any act or failure to act which occurred while such person was an officer or director of the Company except: (i) obligations arising under the express terms of any written contract to which such person is a party; (ii) the obligation to return to the Company an amount up to the value actually realized by such person by stealing or by any other action which constitutes a criminal felony; (iii) any liability imposed by contract or applicable law which is founded on, arises from or is related to activities by such person (or such person's agents or affiliates) which are in competition with any business of the Company or any of its affiliates; and (iv) any other liability from which it shall not be possible to exempt such person under applicable law either as constituted on the date on which the Restated Certificate was filed with the Secretary of State of Delaware (the "Filing Date") or at any time thereafter. The term "Relevant Loss" designates and includes any loss, damage or expense of any kind (i) experienced for any reason by the Company or by any entity controlled by the Company; (ii) which any person may experience by reason of any purchase (or failure to purchase), maintenance of an interest in, sale (or failure to sell) or failure to obtain payment of any amount due on any note, debenture, preferred stock, common stock or other security issued or issuable by the Company or (iii) which shall otherwise be caused in whole or in part by or arise in connection with (or would not have occurred but for) such person's service as a director or officer of the Company. In addition, Article Ten provides that every director of the Company shall be exempt (except to the extent expressly set forth therein) from any personal liability to the Company or any of the Company's stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by (i) Section 102(b)(7) of the DGCL as constituted on the Filing Date or (ii) any provision of the law of the State of Delaware as constituted at any time after the December 11, 1991.

         Except as otherwise provided in the Restated Certificate, Article Eleven of the Restated Certificate ("Article Eleven") provides that the Company shall indemnify any person against, and shall reimburse, such person for any amount which such person shall pay to satisfy, settle or otherwise deal with, any attempt to impose any liability or obligation of any kind upon such person if such attempt or such liability or obligation or both shall arise in connection with or by reason of, or would not have arisen but for, Covered Service (defined below) by such person (or any agreement by such person to serve as a director or officer of the Company or to provide other Covered Service) including, but not limited to: (i) any claim resulting from any loss, injury, damage, harm or other disadvantage which the Company, any affiliate, any employee plan or any person who acquires, holds, or disposes of any interest in any security issued by the Company suffers or is alleged to have suffered; (ii) any claim resulting from any act or failure to act by any person which is (or is alleged to be) beyond the scope of his or her authority, contrary to instructions or orders or contrary to his or her duties or applicable law; and
(iii) any attempt by any governmental authority or other person to impose any fine or penalty or to obtain any other recovery by reason of any actual or alleged breach of any law or other governmental requirement.

         The term "Covered Service" designates and includes: (a) service as a director or officer of the Company; (b) service by a person while he or she is an officer or director of the Company (i) as an agent or representative of the Company, (ii) in any other capacity with the Company, (iii) as a director, officer, employee, agent or representative of, or in any other capacity with, any affiliate, (iv) in any capacity with any Employee Plan (as defined therein), and (v) in any other capacity in which such person shall have been asked to serve by the Company's Board of Directors or Chief Executive Officer; (c) any services which constituted "Covered Service" under the Amended and Restated Agreement of United Partnership for ServiceMaster Limited Partnership; and (d) any other service of any kind by any person with any organization or entity of any kind (whether or not affiliated with the Company) which shall be designated in writing as Covered Service by a majority of the members of the Company's Board of Directors or by the Company's Chief Executive Officer. Service is deemed to constitute "Covered Service" if it is so designated by the terms in the preceding sentence regardless of whether it shall have been performed prior to, at, or after the time Article Eleven became part of the Company's Certificate of Incorporation. Any person is entitled to rely upon any written confirmation provided by the Company's Chief Executive Officer or by the Company's Board of Directors that service by such person in any capacity specified in such confirmation will constitute Covered Service and to rely upon the protection afforded by Article Eleven in connection with such service.

         Except to the extent the Company shall otherwise expressly agree in writing, the Company is not obligated under Article Eleven to reimburse any person for or otherwise indemnify any person against: (a) any obligation the person may have under any written contract except to the extent such obligation arises by reason of any action taken by such person to satisfy, settle or otherwise deal with any claim against which such person is entitled to indemnification from the Company under Article Eleven or otherwise; (b) any income taxes payable by reason of salary, bonus or other income or gain actually realized by such person in connection with any Covered Service; (c) any liability imposed by contract or applicable law which is founded on, arises from or is related to activities by such person (or such person's agents or affiliates) which are in competition with any business of the Company or any of its affiliates; and (d) any obligation to pay an amount up to the value personally realized by such person by stealing or by any other action which constitutes a criminal felony. Except as otherwise provided in the Restated Certificate, the Company is not obligated under Article Eleven to indemnify any person in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

         Article Eleven provides that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Company, agreed to serve as a director or officer of the Company or is or was providing any other Covered Service, whether the basis of such proceeding is alleged action in an official capacity as a director or officer of the Company or in any other Covered Service position, shall, except as otherwise provided therein, be indemnified and hold harmless by the Company to the fullest extent authorized by Delaware law against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or penalties arising under the Employee Retirement Income Security Act, as amended from time to time, and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer of the Company or to provide any other Covered Service and shall inure to the heirs, executors and administrators of such person.

         Article Eleven provides that the Company shall reimburse any Covered Person (as defined therein) for any payment made by such person for any legal fees or other expenses reasonably incurred by such person in order to investigate, evaluate, defend against, pay in full, settle or otherwise deal with (i) any Covered Claim (as defined therein) or (ii) any development or state of facts which could give rise to a Covered Claim.

         Article Eleven also provides that any officer of the Company or any member of its Board of Directors shall have the right and power to execute on behalf of the Company any written contract with any other person providing indemnification or other protection to such other person in connection with service by such other person as a director or officer of the Company or in connection with any other Covered Service by such person, and any such contract shall be legal, valid and binding upon the Company and shall be enforceable against the Company in accordance with its terms to the maximum extent permitted by Article Eleven or by applicable law, if it shall be approved by a majority of the members of the Company's Board of Directors exclusive of the person to whom indemnification is provided by such contract. The rights of any person under any particular contract made in accordance with the provisions of the preceding sentence shall not be impaired or eliminated (i) by reason of the fact that all or any one or more of the members of the Board who approved such contracts shall be parties to contracts affording them similar protection (regardless of when those other contracts shall have been approved or signed) or shall otherwise have been provided with protection similar to that provided in the particular contract or shall be subject to the same claims against which the particular contract is intended to protect or (ii) for any other reason whatsoever. It is expressly intended that each person with whom the Company shall enter into a written contract to provide indemnification or other protection in connection with such person's service as an officer or director of the Company or in connection with other Covered Service by such person shall be entitled to rely upon (and shall conclusively be presumed to have relied upon) the rights which such contract purports to provide to such person. No separate written contract shall however be necessary in order for any person to obtain any indemnification or payment to which Article Eleven purports to entitle such person, and any Covered Person who has no separate contact of any kind with the Company shall be entitled to receive all indemnification, payments and other benefits which the provisions in Article Eleven purport to provide to such Covered Person.

         The rights to indemnification and payment provided by Article Eleven are not exclusive of any other right of any kind which any person may have or at any time acquire under or by reason of any other provision in the Restated Certificate, the Company's By-Laws, any agreement, any law or other action by any governmental authority, or otherwise.

         Article Eleven authorizes the Company to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Company, or is or was serving in any other capacity with the Company, any Employee Plan or any other organization against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the provisions of Article Eleven, under applicable law or otherwise.

         In addition, Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under
Section 145.

         All of the Company's directors and the officers are covered by insurance policies maintained and held in effect by the Company against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

Item 7.  Exemption from Registration Claimed

         Not applicable.

Item 8.  Exhibits

         See Exhibit Index.

Item 9.  Undertakings

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act
                                    of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing of Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Downers Grove, State of Illinois, on March 19, 1999.


                                The ServiceMaster Company, As Registrant

                                By:    /s/ Vernon T. Squires
                                       Vernon T. Squires
                                       Senior Vice President and General Counsel


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on March 19, 1999 by the following persons in the capacities indicated:



                        Signature                                                    Title
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Chairman and Director of The ServiceMaster
                                          *                 Company
                   C. William Pollard
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            President, Chief Executive Officer and Director
                                          *                 of The ServiceMaster Company

                     Carlos H. Cantu
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Executive Vice President and Chief Financial Officer
                                          *                 of The ServiceMaster Company

                    Steven C. Preston
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Vice President and Controller of The ServiceMaster
                                          *                 Company
                   Deborah A. O'Connor
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Vice Chairman and Director of The ServiceMaster
                                          *                 Company
                    Charles W. Stair
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Vice Chairman and Director of The ServiceMaster
                                          *                 Company
                    Phillip B. Rooney
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                          *
                    Paul W. Berezny, Jr.
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                          *
                    Henry O. Boswell
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company

                                           *
                     Brian Griffiths
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                           *

                    Sidney E. Harris
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                           *
                     Herbert P. Hess
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                           *
                     Michele M. Hunt
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                           *
                   Gunther H. Knoedler
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                           *
                    James D. McLennan
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                           *
                    Vincent C. Nelson
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company
                                           *
                   Dallen W. Peterson
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company

                                           *
                   Steven S Reinemund
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company

                                           *
                   Burton E. Sorensen
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                                                            Director of The ServiceMaster Company

                                           *
                   David K. Wessner
----------------------------------------------------------- --------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


   * The undersigned, by signing his name hereto, does sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors of The ServiceMaster Company, which Powers of Attorney are herewith filed with the Securities and Exchange Commission on behalf of such officers and directors.

   By:            /s/ Vernon T. Squires
                  Vernon T. Squires
                  Attorney-in-Fact



                                                   EXHIBIT INDEX

------------------ ------------------------------------------------------------------------------ ------------------

     Exhibit                                                                                        Sequentially
     Number                                   Description of Document                               Numbered Page
------------------ ------------------------------------------------------------------------------ ------------------
------------------ ------------------------------------------------------------------------------ ------------------

       4.1         Shareholder   Rights  Agreement   between  The  ServiceMaster
                   Company and the Harris  Trust and Savings  Bank as adopted on
                   December 12,1997 is incorporated by reference to Exhibit 3 to the  Current  Report  on Form 8-K as  filed by  ServiceMaster
                   Limited  Partnership on December 29, 1997 (the "SMLP December
                   29, 1997 8-K" and to Exhibit 3 to the Current  Report on Form
                   8-K as  filed  by The  ServiceMaster  Company  on Form 8-K on
                   February 26, 1998 (second of three 8-K reports  filed on that date)(the "Company February 26, 1998 8-K, No. 2").
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       4.2         The ServiceMaster Company Certificate of Designation, Preferences and Rights
                   of Junior Participating Preferred Stock, Series A, is incorporated by reference to Exhibit 4 to the SMLP December 29, 1997 8-K and to Exhibit 4 to
                   the Company February 26, 1998 8-K, No. 2.
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       4.3         Indenture dated as of August 15, 1997 among The ServiceMaster Company (as successor to ServiceMaster  Limited Partnership and The ServiceMaster
                   Company Limited Partnership) and the Harris Trust and Savings Bank as
                   trustee is incorporated by reference to Exhibit 4.1 to Registration
                   Statement on Form S-3 of the ServiceMaster Limited Partnership and
                   ServiceMaster Incorporated of Delaware filed with the Securities and
                   Exchange  Commission  on July 28,  1997 (the  "July 28,  1997
                   Registration Statement").
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       4.4         First Supplemental Indenture dated as of August 15, 1997 among The
                   ServiceMaster Company (as successor to ServiceMaster Limited Partnership and
                   The ServiceMaster Company Limited Partnership) and the Harris Trust and
                   Savings Bank as trustee, is incorporated by reference to Exhibit 4.4 to the
                   Report on Form 10-K as filed by ServiceMaster on May 15, 1998
                   (the "1998 10-K").
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       4.5         Second  Supplemental  Indenture  dated as of  January 1, 1998
                   among   The   ServiceMaster    Company   (as   successor   to
                   ServiceMaster   Limited  Partnership  and  The  ServiceMaster
                   Company Limited Partnership) and the Harris Trust and Savings
                   Bank as trustee is  incorporated by reference to Exhibit 2 to the Current Report on Form 8-K as filed by The  ServiceMaster
                   Company on Form 8-K on February  26, 1998 (first of three 8-K reports filed on that date).
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       4.6         Third Supplemental Indenture dated as of March 2, 1998 among The
                   ServiceMaster Company  and the Harris Trust and Savings Bank as trustee is incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K as filed by The  ServiceMaster  Company on February  27, 1998
                   (the "Company February 27, 1998 8-K").
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       4.7         Form of 6.95%  Note due August 14,  2007 is  incorporated  by reference  to Exhibit 4.1 to the July 28,  1997  Registration
                   Statement.
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
       4.8         Form of 7.45%  Note due August 14,  2027 is  incorporated  by reference  to Exhibit 4.2 to the July 28,  1997  Registration
                   Statement.
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       4.9         Form of 7.10% Note due March 1, 2018 is incorporated by reference to Exhibit
                   4.1 to the Company February 27, 1998 8-K.
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      4.10         Form of 7.25% Note due March 1, 2038 is incorporated by reference to Exhibit
                   4.2 to the Company February 27, 1998 8-K.
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        5          Opinion of General Counsel of the Registrant.
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      23.1         Consent of General Counsel of the Registrant (included in Exhibit 5).
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      23.2         Consent of Arthur Andersen LLP.
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       24          Power of Attorney.
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      99.1         1998 Long-Term Incentive Plan. (1)
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      99.2         1998 Non-Employee Directors' Stock Plan. (2)
------------------ ------------------------------------------------------------------------------ ------------------


(1) Incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-1 of LandCare USA, Inc. (File No. 333-48215), filed March 18, 1998. Such Plan has been amended in connection with the assumption of the underlying options by the Registrant to provide among other things that Common Stock of the Registrant is issuable upon exercise of such options.

(2) Incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1 of LandCare USA, Inc. (File No. 333-48215), filed March 18, 1998. Such Plan has been amended in connection with the assumption of the underlying options by the Registrant to provide among other things that Common Stock of the Registrant is issuable upon exercise of such options.